Exhibit 10.37

NOTE: Portions of this Exhibit are the subject of a Confidential Treatment Request by the Registrant to the Securities and Exchange Commission (the “Commission”). Such portions have been redacted and are marked with a “[***]” in the place of the redacted language. The redacted information has been filed separately with the Commission.

TAKE or PAY AGREEMENT

This Agreement (“Agreement”) is made on this February 1, 2011 (“Effective Date”), by and between GCT Semiconductor (“GCT”) located at 2121 Ringwood Avenue San Jose, CA 95131 USA and United Test and Assembly, Ltd. (“Supplier”), located at 5, Serangoon North Ave 5 Singapore 554916.

WHEREAS, GCT desires to secure additional [***] capacity by paying a monthly minimum revenue for a period of 12 months from the effective date of this agreement;

WHEREAS, Supplier desires to provide the additional capacity in accordance with the terms and conditions of this Agreement:

NOW THEREFORE, in consideration for the mutual promises contained herein, and other valuable consideration, the receipt and adequacy of which the parties hereby acknowledge and agrees as follows:

DEFINITIONS:

Tester: [***] production tester configured sufficiently to perform final test service o GCT’s [***] products.

Qualified Handler: A production handler that has been qualified by Supplier and approved by GCT to work sufficiently with the Tester. [***] For the avoidance of doubt, the Hontech model 6xxx handler is currency not a Qualified Handler.

Minimum Guaranteed Loading Level (“MGLL”): The minimum loading level (in billable hours) that GCT will provide for the Tester in exchange for guaranteed capacity on the Tester. The MGLL is defined as [***], subject to modification per paragraph 2.1.

Testable WIP: Fully assembled product delivered in tray form and received by the test site.

1.0	FEES AND SERVICES

1.1	Supplier will guarantee Tester availability for GCT. GCT will get first priority to continue using the Tester beyond the MGLL.

1.2	Supplier shall invoice GCT for the [***] Tester capacity and associated Qualified Handler at [***]. Minimum monthly billing with MGLL [***] is [***].

1.3	Supplier will invoice GCT once at the end of every month for services provided in the month. Payment by GCT will be made [***] after receipt of invoice.

*** CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

1.4	Quarterly Rebate Incentive

Q3CY2011: If average loading achieved [***] UTAC will rebate GCT [***].

Q4CY2011: If average loading achieved [***] UTAC will rebate GCT [***].

Rebate will be issued quarterly by the 15th of the month following the end of the quarter.

2.0	EXCLUSION CLAUSE

2.1	The MGLL shall be reduced accordingly if the required equipment is not available (due to maintenance. calibration, breakage or other) for the required hours through no fault of GCT. If [***] has elapsed in the current month, then for [***] the MGLL will be [***]. If the allocated tester is down and caused GCT not to achieve the agreed utilization hours with WIP available, UTAC will not invoice GCT the minimum monthly revenue for the level caused by the non availability of the tester for GCT.

2.2	If GCT provides the loading to meet the Quarterly Rebate Incentive and the allocated Tester is not available and thereby causes GCT not to achieve the required utilization, GCT is still entitled to the rebate.

3.0	EXTENSION

3.1	After [***] of this Agreement is completed, Supplier and GCT will enter into goo fait negotiations for a follow on agreement for supply services based upon GCT’s current and forecasted needs.

4.0	CLARIFICATION:

4.1	This Agreement pertains to the use of a Supplier owed tester (the Tester) and does not pertain to, modify or alter the use of the GCT owned [***] that is currently residing on the UTAC test floor.

*** CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

This Agreement is executed by the duly authorized representatives of the Parties as of the Effective Date.

GCT Semiconductor		United Test and Assembly, Ltd

Signature:	/s/ John Schlaefer	Signature:	/s/ June Chia

Print Name:	John Schlaefer	Print Name:	June Chia

Title:	COO Chief Operating Officer	Title:	EVP Worldwide Sales & Marketing

Date:	1 Feb 2011	Date:	1 Feb 2011

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